Exhibits;  Dated  January  17,  2006,



January  17,  2006

Security  and  Exchange  Commission
Division  of  Corporation  Finance
100  F  Street,  N.E.
Washington,  D.C.  20549

Attn:  Barbara  C.  Jacobs  and/or  Daniel  Lee

Regarding; the January 12, 2006 memo addressed to Ms. Carroll Corporate Secretary of Seamless Wi-Fi, Inc. File No. 0-20259

Dear  Ms.  Jacobs

This  is response to your memo regarding the Schedule 14A filed January 5, 2006.

Statement 1. Your Preliminary proxy statement indicates that your name is now Seamless Wi-Fi, Inc. Our EDGAR system still indicates that your company's name is Internet Business International, Inc. We further note the disclosure made in your Form 8-K filed May 16, 2005 of your name change from Alpha Wireless Broadband, Inc. to Seamless Wi-Fi, Inc. Please update your name with our Edgar System. Please feel free to contact our EDGAR Filing Support at (202) 551-8900 for additional guidance. Please advise us how your name changes were implemented without amending your charter to effect the changes in your name.

Response to Statement 1. The Company updated the EDGAR Filing System with the invaluable help from the support staff on January 13, 2006.The Company thought that with the filing of the 8-K regarding the name change, that our EDGARization service we used did that automatically we were incorrect. Now since we know we will update accordingly when changes occur. The name change for the corporation was approved by the Board of Directors as stated in our 8-K that was filed June 28, 2005, this action did not require shareholder approval.

Statement 2. Other then your current preliminary proxy statement, we note that you have not filed proxy statements with respect to any annual meeting since your proxy statement filed on September 5, 2000. Please advise us why there have been no proxy statements pertaining to an annual meeting that have been filed since September 5, 2000.



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PAGE 2 of the continued response: Regarding; the January 12, 2006 memo addressed to  Ms.  Carroll  Corporate  Secretary  of Seamless Wi-Fi, Inc. File No. 0-20259

Response  to Statement 2.   The reason there have been no proxy statements filed
since September 5, 2000 regarding annual meetings is because we have not held an annual meeting since 2000. This will be the first one since then.

The Company has not made any changes to the initial filing form 14A because your comments were questions regarding updating the Company information on the EDGAR system and when was the last annual meeting was held by the Company.

The  Company  understands  that:

1. It is responsible for the adequacy and accuracy of the disclosures in the filings.
2. The Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and
3. The company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.


If  you  have  additional  comments  please  contact  me  as  775-588-2387.

Sincerely

/s/ Mildred  Carroll
Mildred  Carroll
Corporate  Secretary
Seamless  Wi-Fi,  Inc


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Exhibit  Dated  January  24,  2006

January  24,  2006

Security  and  Exchange  Commission
Division  of  Corporation  Finance
100  F  Street,  N.E.
Washington,  D.C.  20549

Attn:  Daniel  Lee

Regarding; the January 23, 2006 conversation with Mr. Tow regarding Seamless Wi-Fi, Inc. File No. 0-20259

Dear  Mr.  Lee

This is response to your conversation with Mr. Tow January 23, 2006 regarding further clarification of the name change filed by the Company on June 28, 2005 and regarding share holder approval of the name change.

The name change for the corporation from Alpha Wireless Broadband, In. to Seamless Wi-Fi, Inc was approved by the Board of Directors on May 16, 2005, as permitted by the company bylaws and in line with NRS-78 [Nevada Revised Statutes for Corporations], as stated in our 8-K that was filed June 28, 2005, this action did not require shareholder approval.

As you requested a new 8K will be filed with the paragraph above included in the filing regarding the name change.

If  you  have  additional  comments  please  contact  me  as  775-588-2387.

Sincerely
/s/ Mildred  Carroll
Mildred  Carroll
Corporate  Secretary
Seamless  Wi-Fi,  Inc
Cc.  Albert  Reda  and  Marc  Tow  Esq.

Via  US  Mail  and  Facsimile


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Exhibit  Dated  February  8,  2006.

February  8,  2006

Security  and  Exchange  Commission
Division  of  Corporation  Finance
100  F  Street,  N.E.
Washington,  D.C.  20549

Attn:  Daniel  Lee

Regarding; the January 23, 2006 conversation with Mr. Tow regarding Seamless Wi-Fi, Inc.
File  No.  0-20259

Dear  Mr.  Lee

This is response to your conversation with Mr. Tow January 23, 2006 regarding further clarification of the name change filed by the Company on June 28, 2005 and regarding share holder approval of the name change. This is also a correction as per our previous communication.

The name change for the corporation from Alpha Wireless Broadband, In. to Seamless Wi-Fi, Inc was approved by the Board of Directors on May 16, 2005, as permitted by the company bylaws and in line with NRS-78 [Nevada Revised Statutes for Corporations], as stated in our 8-K that was filed June 28, 2005, and a change in an article of incorporation requires consent and approval by the majority of the corporations shareholders. The consent and approval by the majority of the Shareholders was obtained in a subsequent action May 19, 2005. The reason this was not disclosed in earlier communications because we forgot that we obtained share holder approval. When we filed the May 25, 2005 amendment with the state of Nevada we confirmed that we had a majority of the shareholders consent and approval for the name change.

We will file a new 8K that will include the correction regarding the fact that we did obtain the consent and approval of the majority of the shareholders for the name change.

If  you  have  additional  comments  please  contact  me  as  775-588-2387.

Sincerely
/s/Mildred  Carroll
Mildred  Carroll
Corporate  Secretary
Seamless  Wi-Fi,  Inc
Cc.  Albert  Reda  and  Marc  Tow  Esq.
Via  US  Mail  and  Facsimile


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